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                            ACCOUNTS AGREEMENT



                                   among



                         CHAPARRAL RESOURCES, INC.
                CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED
                                    and
                      CLOSED TYPE JSC KARAKUDUKMUNAY
                             as Accountholders

                                    and

                      SHELL CAPITAL SERVICES LIMITED
                             as Facility Agent

                                    and

                     ABN AMRO BANK N.V., LONDON BRANCH
                             as Accounts Bank

                                    and

                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee



                             8 February, 2000


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                               White & Case
                               7-11 Moorgate
                              London EC2R 6HH




     This ACCOUNTS AGREEMENT (this "Agreement") is dated 8 February, 2000 between:

     (1) CHAPARRAL RESOURCES, INC., a company organised and existing under the laws of the state of Delaware, as borrower (the "BORROWER");

     (2) CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED, a company organised and existing under the laws of Guernsey ("CAP (G)");

     (3) CLOSED TYPE JSC KARAKUDUKMUNAY, a company organised and existing under the laws of the Republic of Kazakhstan ("KKM");

     (4) SHELL CAPITAL SERVICES LIMITED, a company organised and existing under the laws of England, acting as the facility agent for the Lenders (the "Facility Agent");

     (5) ABN AMRO BANK N.V., a company organised and existing under the laws of the Netherlands, acting through its London branch as the accounts bank (the "Accounts Bank"); and

     (6) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England, acting as security trustee for the Lenders (the "Security Trustee").

     W H E R E A S:

     (A) Pursuant to a loan agreement dated 1 November, 1999 (the "Loan Agreement") between the Borrower, the Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders (as such terms are defined therein), the Lenders have agreed to make available to the Borrower secured loan facilities in an aggregate principal amount not exceeding US$24,000,000 on the terms and subject to the conditions contained in the Loan Agreement.

     (B) This Agreement sets out the terms and conditions of the establishment, operation and maintenance of certain bank accounts to be opened by the Borrower, CAP(G) and KKM.

     (C) It is a condition precedent to the Lenders making the Facilities available to the Borrower that the Borrower, CAP(G) and KKM enter into this Agreement.

     (D) At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties.

     NOW THIS AGREEMENT WITNESSES AS FOLLOWS:

     1.   DEFINITIONS AND CONSTRUCTION

     1.1  DEFINITIONS

     Words and expressions defined in the Loan Agreement shall bear the same meanings when used in this Agreement (including the recitals) unless otherwise defined in this Agreement. The following words have the meanings shown opposite them:

     "Accountholders" means the Borrower, CAP(G) and KKM.

     "Account Request" means a written payment request given to the Facility Agent in respect of a Charged Account substantially in the appropriate form set out in Parts I to VIII of Schedule 1, or in such other form as may be agreed between the Facility Agent and the Borrower, and signed by an Authorised Signatory of the person giving such request.

     "Authorised Investments" means (i) cash deposits at a bank in London having at the time of the deposit capital and surplus of at least $1,000,000,000 (or the equivalent in any other currency) and having a long-term debt rating of A or better by Standard & Poor's Rating Group or A2 or better by Moody's Investors Service Limited, or A by Duff & Phelps Credit Rating Co., provided that such deposit is in Dollars and is callable on not more than one months' notice without penalty or otherwise matures on the last Business Day of the succeeding calendar month and (ii) shares or units in a money market investment fund company approved by the Facility Agent with total assets under management of at least $500,000,000 (or the equivalent in any other currency) and having a money market fund rating of AAAm by Standard & Poor's Ratings Services or Aaa/MR1+ by Moody's Investor Services Inc., provided that such shares are held in the Dollar fund of the investment company and are redeemable within one Business Day.

     "Bank Instruction" means:

     (a) an instruction given by the Facility Agent to the Accounts Bank in respect of a Charged Account in the form set out in Part IX(A) (BANK INSTRUCTION) of Schedule 1 (or in such other form as may be agreed between the Facility Agent and the Accounts Bank); or

     (b) an instruction given by the Facility Agent to the Accounts Bank in respect of an Authorised Investment in the form set out in Part IX(B) (BANK INSTRUCTION) of Schedule 1 (or in such other form as may be agreed between the Facility Agent and the Accounts Bank); or

     (c) any other written instruction given by the Facility Agent to the Accounts Bank pursuant to this Agreement.

     "CAP(G) Disbursement Account" means the account so designated and maintained pursuant to Clause 2.1(b)(i) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "CAP(G) Receipts Account" means the account so designated and maintained pursuant to Clause 2.1(b)(ii) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "Charged Accounts" means the KKM Proceeds Account, the CAP(G) Disbursement Account, the CAP(G) Receipts Account, the CRI Disbursement Account, the CRI Receipts Account and the CRI Debt Service Reserve Account.

     "CRI Debt Service Reserve Account" means the account so designated and to be maintained pursuant to Clause 2.1(c)(iii) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "CRI Disbursement Account" means the account so designated and to be maintained pursuant to Clause 2.1(c)(i) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "CRI Operating Account" means the account so designated and to be maintained pursuant to Clause 2.4 (ESTABLISHMENT OF THE CRI OPERATING ACCOUNT).

     "CRI Receipts Account" means the account so designated and to be maintained pursuant to Clause 2.1(c)(ii) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "Default Notice" means a notice given by the Facility Agent to the Borrower and the Accounts Bank substantially in the form of Part I (DEFAULT NOTICE) of Schedule 2.

     "Default Revocation Notice" means a notice given by the Facility Agent to the Borrower and the Accounts Bank substantially in the form of Part II (DEFAULT REVOCATION NOTICE) of Schedule 2.

     "Facility Agent's Account" means the account of the Facility Agent at such office or bank as it may notify to the Borrower from time to time for the purpose of receiving payments from the Borrower for and on behalf of the Finance Parties under the Finance Documents.

     "Instruction" means any and each of:

     (a)  a Bank Instruction;

     (b)  a Default Notice;

     (c)  a Default Revocation Notice; or

     (d)  an instruction given by the Security Trustee pursuant to Clause
     8.2.

     "KKM Dollar Operating Account" means the dollar denominated account so designated and to be maintained pursuant to Clause 2.3(a)(i) (ESTABLISHMENT OF THE KKM OPERATING ACCOUNTS) or any account which replaces such account pursuant to Clause 2.3(c).

     "KKM Operating Accounts" means the KKM Dollar Operating Account and the KKM Tenge Operating Account.

     "KKM Tenge Operating Account" means the Tenge denominated account so designated and to be maintained pursuant to Clause 2.3(a)(ii)
(ESTABLISHMENT OF THE KKM OPERATING ACCOUNTS) or any account which replaces such account pursuant to Clause 2.3(c).

     "KKM Proceeds Account" means the account so designated and to be maintained pursuant to Clause 2.1(a) (ESTABLISHMENT OF THE CHARGED ACCOUNTS).

     "Operating Accounts" means the KKM Operating Accounts and the CRI Operating Account.

     "Project Accounts" means the Charged Accounts, the Operating Accounts and any additional account established pursuant to Clause 2.7.

     "Related Assets" means, in respect of a Project Account:

     (a) the balance for the time being of that Project Account, together with all interest accrued on that Project Account and the corresponding debt owing by the Accounts Bank to the relevant Accountholder; and

     (b) all Authorised Investments acquired with moneys standing to the credit of that Project Account (together with all moneys payable in respect of, and all rights relating to, such Authorised Investments and all debts represented by such Authorised Investments, moneys or rights).

     "Reserve Balance" means as of any date of determination, an amount equal to all principal, fees and interest scheduled to be paid in respect of the Senior Facility pursuant to the terms of the Loan Agreement in the six months next succeeding such date of determination.

     "Secured Obligations" means all the obligations and liabilities whatsoever, whether for principal, commission or otherwise in whatever currency which may now or at any time in the future be due, owing or incurred by any Accountholder under any of the Finance Documents whether present or future, actual or contingent and whether alone, severally or jointly as principal guarantor, surety or otherwise and in whatever name or style and whether on any current or other account, or in any other manner whatsoever.

     "Security Period" means the period commencing on the date of this Agreement and terminating on the date on which all the Secured Obligations have been irrevocably paid and discharged in full.

     "Tenge" means the lawful currency for the time being of the Republic of Kazakhstan.

     1.2  CERTAIN REFERENCES

     Any reference in this Agreement to:

     (a) a statute shall be construed as a reference to such statute as from time to time amended or re-enacted;

     (b)  a person includes its permitted successors and lawful assigns;

     (c) a Finance Document or any other agreement or document shall be construed as a reference to that Finance Document or, as the case may be, such other agreement or document, as the same may have been, or may from time to time be, amended, novated or supplemented; and

     (d)  the singular includes the plural and vice versa.

     1.3  THE TABLE OF CONTENTS AND THE HEADINGS

     The table of contents and Clause and Schedule headings are for ease of reference only and shall not form part of this Agreement.

     2.   ESTABLISHMENT OF THE PROJECT ACCOUNTS

     2.1  ESTABLISHMENT OF THE CHARGED ACCOUNTS

     (a) On or prior to the First Drawdown Date, KKM shall have established the KKM Proceeds Account in its name with the Accounts Bank and shall maintain such account throughout the Security Period.

     (b) On or prior to the First Drawdown Date, CAP(G) shall have established the following accounts in its name with the Accounts Bank:

     (i)  the CAP(G) Disbursement Account; and

     (ii) the CAP(G) Receipts Account;

and shall maintain each of those accounts throughout the Security Period.

     (c) On or prior to the First Drawdown Date, the Borrower shall have established the following accounts in its name with the Accounts Bank:

     (i)  the CRI Disbursement Account;

     (ii) the CRI Receipts Account; and

     (iii)     the CRI Debt Service Reserve Account.

and shall maintain each of those accounts throughout the Security Period.

     2.2  LOCATION OF CHARGED ACCOUNTS

     Each of the Charged Accounts shall be maintained at the offices of the Accounts Bank at 250 Bishopsgate, London, England, or such other place in England as the Borrower and the Facility Agent may agree in writing.

     2.3  ESTABLISHMENT OF THE KKM OPERATING ACCOUNTS

     (a) On or prior to the First Drawdown Date, KKM shall have established the following accounts in its name:

     (i)  the KKM Dollar Operating Account; and

     (ii) the KKM Tenge Operating Account,

and shall maintain each of those accounts throughout the Security Period.

     (b) Both of the KKM Operating Accounts shall be maintained at the Aktau branch of Halyk Savings Bank throughout the Security Period or, subject to Clause 2.3(c) below, such other bank or financial institution as KKM and the Facility Agent may agree.

     (c) KKM shall promptly upon receipt of instructions from the Facility Agent (acting at its sole discretion) establish new operating accounts in its name with the Accounts Bank in the Republic of Kazakhstan (or any subsidiary of the Accounts Bank located in the Republic of Kazakhstan) which shall replace the existing operating accounts maintained by KKM at the Aktau branch of Halyk Savings Bank as the KKM Operating Accounts for the purposes of this Agreement. Upon the establishment of such new operating accounts, KKM shall forthwith cause any funds standing to the credit of the existing operating accounts to be transferred to the new operating accounts and such existing operating accounts to be closed.

     2.4  ESTABLISHMENT OF THE CRI OPERATING ACCOUNT

     (a) On or prior to the First Drawdown Date, CRI shall have established the CRI Operating Account in its name.

     (b) The CRI Operating Account shall be maintained at the Houston branch of Chase Bank of Texas, N.A. or such other bank or financial institution as the Borrower and the Facility Agent may agree.

     2.5  CURRENCY OF THE PROJECT ACCOUNTS

     (a) Each of the Charged Accounts and the CRI Operating Account shall be denominated in Dollars only.

     (b) The KKM Dollar Operating Account shall be denominated in Dollars only and the KKM Tenge Operating Account shall be denominated in Tenge only.

     2.6  TRANSFERS BETWEEN PROJECT ACCOUNTS

     Promptly after the Accountholders, or any of them, becomes aware that any amount deposited to the credit of a Project Account should, under the terms of this Agreement, have been paid to another Project Account, the relevant Accountholder shall make the necessary arrangements (including, where appropriate, the submission of an Account Request to the Facility Agent who shall, subject to the terms of this Agreement, in turn give a corresponding Bank Instruction to the Accounts Bank) to procure the transfer of such amounts into the correct Project Account.

     2.7  ADDITIONAL ACCOUNTS

     Each Accountholder shall with the consent or at the request of the Facility Agent from time to time establish such additional accounts (intended to be the Project Accounts) in its name as may be necessary to give effect to this Agreement. The relevant Accountholder shall promptly notify the Facility Agent in writing of the details of any such additional Project Account opened pursuant to this Clause 2.7.

     2.8  OTHER BANK ACCOUNTS

     None of the Accountholders shall at any time during the Security Period maintain any bank accounts (whether in their own name or otherwise) other than the Project Accounts except with the prior written consent of the Facility Agent.

     2.9  ACCOUNT FACILITIES

     Deposits and withdrawals from the Project Accounts shall be governed by Clause 4 (THE KKM PROCEEDS ACCOUNT), Clause 5 (THE CAP(G) ACCOUNTS), Clause 6 (THE CRI ACCOUNTS) and Clause 7 (THE OPERATING ACCOUNTS) of this Agreement. There will be no cheque drawing facility in respect of any of the Charged Accounts. None of the Project Accounts may go into overdraft and the Accounts Bank shall not comply with any Instruction to the extent that it would cause any of the Project Accounts to do so.

     3.   ACCOUNT REQUESTS AND INSTRUCTIONS

     3.1  SUBMISSION OF INSTRUCTIONS AND ACCOUNT REQUESTS

     (a) Any Account Request submitted by an Accountholder to the Facility Agent shall be executed by an Authorised Signatory of that Accountholder and, following an Event of Default, shall be copied to the Security Trustee. Any Bank Instruction given by the Facility Agent shall be copied to the Borrower and, in the event that the Bank Instruction is in respect of the KKM Proceeds Account, KKM. Any Account Request given with respect to the KKM Proceeds Account shall also be copied to the Borrower.

     (b) All Bank Instructions and Account Requests shall be given substantially in the forms set out in Schedule 1.

     (a) The Facility Agent shall not be required to issue a Bank Instruction in respect of an Account Request if a Default Notice is outstanding and a corresponding Default Revocation Notice has not been issued.

     (b) (i) Subject to Clause 8.1(c), if a Default Notice is outstanding and a corresponding Default Revocation Notice has not been issued, the Accounts Bank shall act in accordance with the terms of such Default Notice notwithstanding any Bank Instruction which is inconsistent with the terms of such Default Notice.

          (ii) The Accounts Bank shall comply with any Instruction given by the Security Trustee pursuant to Clause 8.2 without any further authorisation from the Facility Agent notwithstanding any Bank Instruction which is inconsistent with the terms of any such Instruction.

         (iii) For the avoidance of doubt, a Bank Instruction, once given, may subsequently be revoked pursuant to the terms of any Default Notice issued by the Facility Agent in accordance with Clause 8.1 or pursuant to the terms of any Instruction given by the Security Trustee in accordance with Clause 8.2.

     3.2  PAYMENT PROCEDURE

     (a) Subject to Clause 3.2(b), upon receipt of any Account Request from an Accountholder, the Facility Agent shall, not later than three Business Days following the date of receipt deliver a Bank Instruction to the Accounts Bank and the Accounts Bank shall make the disbursement or transfer in accordance with such Bank Instruction as promptly as possible.

     (b) Upon receipt of an Account Request from KKM pursuant to Clause 4.2(d), the Facility Agent shall, if such Account Request is received by it on a Business Day before 1p.m., on the date of its receipt, and if thereafter, on the next Business Day, deliver a Bank Instruction to the Accounts Bank and the Accounts Bank shall make the disbursement or transfer in accordance with such Bank Instruction as promptly as possible.

     4.   THE KKM PROCEEDS ACCOUNT

     4.1  PAYMENTS INTO THE KKM PROCEEDS ACCOUNT

     KKM shall procure that all KKM Gross Revenues (including, without limitation, all KKM Insurance Proceeds and disbursements made under the CAP(G)-KKM Loan Agreement) are paid into the KKM Proceeds Account, including by notifying any person who is obligated to pay any amount forming part of such KKM Gross Revenues to pay that amount in Dollars direct to the KKM Proceeds Account. If notwithstanding the instructions of KKM or for any other reason, any such KKM Gross Revenues are received directly by KKM or are deposited into any other account maintained by KKM, KKM shall hold such amounts on trust for the Finance Parties and shall promptly remit such amounts in Dollars to the Accounts Bank for deposit into the KKM Proceeds Account.

     4.2  PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT

     (a) No amounts may be withdrawn from the KKM Proceeds Account without the prior approval of the Facility Agent.

     (b) Subject to Clause 4.4 (LIMITATIONS), KKM may submit an Accounts Request (substantially in the form set out in Part I of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the payment of funds standing to the credit of the KKM Proceeds Account (other than those funds representing KKM Insurance Proceeds) to be applied in or towards:

          (i) meeting KKM Permitted Expenses (including, without limitation, Capital Expenditure) contemplated in the Project Budget or the then current KKM Operating Budget, as the case may be, and due and payable during the calendar month falling immediately after the date of receipt of the relevant Bank Instruction by the Accounts Bank, with payments being made direct to the person or persons to whom KKM is required to pay such KKM Permitted Expenses (at the times and in the amounts set forth in the Accounts Request attached to the relevant Bank Instruction);

          (ii) on the first Business Day of each calendar month falling immediately after the date of receipt of the relevant Bank Instruction by the Accounts Bank, the transfer to the KKM Dollar Operating Account (at the times and in the amounts set forth in such Accounts Request) of an amount equal to KKM Permitted Expenses (including, without limitation, Capital Expenditure) which are due and payable or are projected (in the Project Budget or the then current KKM Operating Budget, as the case may be) to be due and payable during that calendar month and KKM shall apply amounts so transferred from the KKM Proceeds Account pursuant to this sub-Clause solely to pay such KKM Permitted Expenses;

         (iii) on each Quarterly Date falling prior to the first
               Reduction Date, the transfer to the CAP(G) Receipts Account of such amounts as are necessary to meet the Reserve Balance for the CRI Debt Service Reserve Account on the Project Completion Date;

          (iv) on each Quarterly Date falling prior to the first Reduction Date, the transfer to the CAP(G) Receipts Account of an amount sufficient to pay any Additional Permitted Expenses due and payable or projected (in the then current CRI Operating Budget) to be due and payable from such Quarterly Date to the date falling immediately prior to the next succeeding Quarterly Date and the Borrower shall apply the amounts so transferred from the KKM Proceeds Account pursuant to this sub-Clause solely to pay such Additional Permitted Expenses.

     (c) KKM may from time to time submit an Account Request (substantially in the form set out in Part V of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts
Bank) for the payment of those funds standing to the credit of the KKM Proceeds Account which represent KKM Insurance Proceeds deposited into the KKM Proceeds Account:

          (i) (to the extent that those funds represent KKM Insurance Proceeds to which clause 7.7(a) of the Loan Agreement applies) to the CAP(G) Receipts Account for onward transfer to the CRI Receipts Account in or towards the mandatory prepayment of the Loan pursuant to clause 7.7(a) of the Loan Agreement;

          (ii) (to the extent that those funds represent KKM Insurance Proceeds to which clause 7.7(b)(i) of the Loan Agreement applies) as the Facility Agent and KKM may agree;

         (iii) (to the extent that those funds represent KKM Insurance Proceeds to which Clause 7.7(b)(ii)(A) or Clause 7.7(b)(ii)(B) of the Loan Agreement applies) direct to the person or persons entitled to be paid in connection with any reinstatement, replacement or repair in or towards the cost of such reinstatement, replacement or repair; and

          (iv) (to the extent that those funds represent KKM Insurance Proceeds in respect of third-party liabilities) direct to any account or person provided that the provisions of clause 7.7(b)(iii) of the Loan Agreement are complied with.

     (d) KKM may from time to time submit an Account Request (substantially in the form set out in Part VIII of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the payment of funds standing to the credit of the KKM Proceeds Account (other than those funds representing KKM Insurance Proceeds) to be applied in or towards meeting emergency expenditure permitted to be incurred pursuant to clause 17.14(b) of the Loan Agreement and due and payable on the date requested for its disbursement with payment being made direct to the person or persons to whom KKM is required to pay in respect of emergency expenditure.

     4.3  INVESTMENT RECOVERY

     (a) Subject to Clause 4.3(b), on each Reduction Date the Facility Agent shall give a Bank Instruction to the Accounts Bank for the transfer to the CAP(G) Receipts Account of any and all funds standing to the credit of the KKM Proceeds Account on such Reduction Date after deducting from such credit balance an amount equal to:

          (i) the aggregate of those funds standing to the credit of the KKM Proceeds Account which are allocated for transfer pursuant to Accounts Requests or Bank Instructions received by the Accounts Bank in accordance with Clause 4.2(b) and
               (d) but not yet transferred;

          (ii) the aggregate of those funds standing to the credit of the KKM Proceeds Account which represent KKM Insurance Proceeds; and

         (iii) KKM Permitted Expenses due and payable within the first
               45 days immediately succeeding such Reduction Date (to the extent not otherwise allocated for payment pursuant to Clause 4.2(b)(ii) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT)).

     (b) Such funds available for transfer pursuant to Clause 4.3(a) are herein referred to as the "KKM CREDIT BALANCE".

     (c)  If on any Reduction Date:

          the KKM Credit Balance on such Reduction Date

          will be greater than

          59.8% of the KKM Gross Revenues received into the KKM Proceeds Account during the immediately preceding three calendar months,

the Facility Agent will determine the amount by which the KKM Credit Balance exceeds 59.8% of such KKM Gross Revenues (the "EXCESS FUNDS"). The KKM Credit Balance available for transfer to the CAP(G) Receipts Account on such Reduction Date shall be reduced by an amount equal to such Excess Funds and the Facility Agent shall give a Bank Instruction to the Accounts Bank specifying the reduced amount to be transferred from the KKM Proceeds Account on such Reduction Date.

     (d) On or within 30 days after a Reduction Date, subject to the payment being permitted under clause 17.9 of the Loan Agreement, KKM may submit an Account Request (substantially in the form of Part I of Schedule
1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the payment of an amount equal to the Excess Funds, if any, available as at such Reduction Date as Shareholder Distributions to its shareholders. Any Shareholder Distributions for the account of CAP(G) will be transferred to the CAP(G) Receipts Account. Any Excess Funds not distributed as Shareholder Distributions within 30 days after a Reduction Date will form part of KKM Gross Revenues for determining the KKM Credit Balance on the next succeeding Reduction Date.

     4.4  LIMITATIONS

     (a) On receipt of an Account Request for the transfer of funds to the KKM Dollar Operating Account pursuant to Clause 4.2(b)(ii) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT) to meet KKM Permitted Expenses for any calendar month, the Facility Agent shall arrange for the budgeted expenses due for payment in the first half of such calendar month to be transferred to the KKM Dollar Operating Account on the first Business Day of such calendar month and for the budgeted expenses due for payment in the second half of such calendar month to be transferred to the KKM Dollar Operating Account on the eleventh Business Day of such calendar month.

     (b) For the purposes of Clause 4.2(b)(ii) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), if:

          (i) the payment for which funds are to be transferred into the KKM Dollar Operating Account is in respect of Royalties or Project Taxes; or

          (ii) more than $100,000 is payable to a single recipient in respect of KKM Permitted Expenses for which funds are to be transferred into the KKM Dollar Operating Account,

KKM shall, in the relevant Account Request, direct that those amounts are paid direct to the person or persons to whom KKM is required to pay such KKM Permitted Expenses rather than to a KKM Operating Account.

     (c) Any Account Request submitted pursuant to Clause 4.2(b) or Clause 4.2(c) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT) shall contain:

          (i) if in respect of Clause 4.2(b)(i) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), a certification by KKM that the amounts of the disbursements requested are to meet KKM Permitted Expenses which are due for payment on the dates requested for their disbursement, and that the amounts to be disbursed do not exceed the amounts projected in the then current Project Budget or Operating Budget, as the case may be, to be paid at the relevant time;

          (ii) if in respect of Clause 4.2(b)(ii) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), a certification by KKM that the amount of the disbursement requested is to meet KKM Permitted Expenses which are to be paid within the relevant calendar month and that the amount to be disbursed does not exceed the amount projected in the then current Project Budget or Operating Budget, as the case may be, to be paid, at the relevant time;

         (iii) if in respect of Clause 4.2(c)(iii) (PAYMENTS OUT OF
               THE KKM PROCEEDS ACCOUNT), a certification by KKM that the amount of the disbursement requested is to meet the costs of any reinstatement, replacement or repair which are due for payment on the date requested for their disbursement, and that the amount to be disbursed does not exceed the KKM Insurance Proceeds available to meet such costs at the relevant time;

          (iv) if in respect of Clause 4.2(c)(iv) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), a certification by KKM that the amount of the disbursement requested is to meet the costs of any third party liabilities which are due for payment on the date requested for their disbursement, and that the amount to be disbursed does not exceed the KKM Insurance Proceeds available to meet such costs at the relevant time;

          (v) if in respect of Clause 4.2(d) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), a certification by KKM that the amount of the disbursement requested is to pay for emergency expenditures permitted pursuant to clause 17.14(b) of the Loan Agreement which are due for payment on the date requested for its disbursement, and that the amount to be disbursed, when aggregated with all other amounts previously disbursed pursuant to clause 17.14(b) of the Loan Agreement, does not exceed, in aggregate, $300,000 (unless the Facility Agent has countersigned the Bank Instruction for any such disbursement over and above the aggregated $300,000);

          (vi) a certification by KKM that no other amounts have been withdrawn from any Project Account to meet any such expenses;

         (vii) a statement briefly describing those expenses; and

        (viii) where necessary, an irrevocable request on behalf of KKM to the Facility Agent to pay the amount direct to the relevant recipient.

     4.5  AVAILABLE FUNDS

     To the extent that the credit balance of the KKM Proceeds Account (excluding for this purpose the value of any Authorised Investments acquired from funds standing to the credit of the KKM Proceeds Account) on any particular date are insufficient to make all payments due to be made from the KKM Proceeds Account on or before that date pursuant to Clause 4.2(b) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), the Facility Agent shall instruct the Accounts Bank in a Bank Instruction to apply the available funds in making the relevant payments or transfers in the order of priority set out in Clause 4.2(b)(i), (ii), (iii) and (iv) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT).

     4.6  AUTHORISED INVESTMENTS

     On the last Business Day of each month, KKM may submit an Account Request (substantially in the form attached as Part II of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the investment of part or all of the funds standing to the credit of the KKM Proceeds Account at that time (subject to such funds exceeding $250,000) in Authorised Investments. On maturity of any Authorised Investments all of the proceeds of such Authorised Investments shall be credited to the KKM Proceeds Account. The Facility Agent shall not be obliged to give a Bank Instruction pursuant to such an Account Request unless it is satisfied that the Authorised Investments are the subject of security in favour of the Security Trustee in form and substance satisfactory to the Facility Agent.

     5.   THE CAP(G) ACCOUNTS

     5.1  PAYMENTS INTO THE CAP(G) DISBURSEMENT ACCOUNT

     CAP(G) shall ensure that the proceeds of each Advance under the CRI-CAP(G) Loan Agreement and all contributions from the shareholders of CAP(G) are paid directly into the CAP(G) Disbursement Account.

     5.2  PAYMENTS OUT OF THE CAP(G) DISBURSEMENT ACCOUNT

     (a) The Accountholders shall ensure that the proceeds of any transfer from the CRI Disbursement Account for the purpose of further advance from CAP(G) to KKM under the CAP(G)-KKM Loan Agreement are promptly applied to meet expenditures required to achieve Project Completion which are contemplated by the Project Budget or the then current KKM Operating Budget.

     (b) No amounts may be withdrawn from the CAP(G) Disbursement Account without the prior approval of the Facility Agent.

     (c) CAP(G) may from time to time submit an Account Request (substantially in the form set out in Part III of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for payment of funds standing to the credit of the CAP(G) Disbursement Account to be transferred to KKM Proceeds Account on the first Business Day of each calendar month falling immediately after receipt of the relevant Bank Instruction in respect of advances under the CAP(G)-KKM Loan Agreement.

     5.3  PAYMENTS INTO THE CAP(G) RECEIPTS ACCOUNT

     (a) CAP(G) shall ensure that the following amounts are paid directly into the CAP(G) Receipts Account:

          (i) all amounts due to CAP(G) from KKM under the CAP(G)-KKM Loan Agreement (including, without limitation, all amounts transferred from the KKM Proceeds Account pursuant to Clause 4.2(b)(iii) and (iv), Clause 4.2(c)(i) and Clause 4.3); and

          (ii) all Shareholder Distributions made by KKM to CAP(G).

     5.4  PAYMENTS OUT OF THE CAP(G) RECEIPTS ACCOUNT

     (a) No amounts shall be withdrawn from the CAP(G) Receipts Account without the prior approval of the Facility Agent.

     (b) On each Quarterly Date the Facility Agent shall give a Bank Instruction to the Accounts Bank for the transfer to the CRI Receipts Account of any and all funds standing to the credit of the CAP(G) Receipts Account on such Quarterly Date.

     5.5  AUTHORISED INVESTMENTS

     On the last Business Day of each calendar month, CAP(G) may submit an Account Request (substantially in the form attached as Part II of Schedule
1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the investment of part or all of the funds standing to the credit of the CAP(G) Disbursement Account or the CAP(G) Receipts Account at that time (subject to such funds exceeding $250,000) in Authorised Investments. On maturity of any Authorised Investments all of the proceeds of such Authorised Investments shall be credited to the CAP(G) Disbursement Account or the CAP(G) Receipts Account, as applicable. The Facility Agent shall not be obliged to give a Bank Instruction pursuant to such an Account Request unless it is satisfied that the Authorised Investments are the subject of security in favour of the Security Trustee in form and substance satisfactory to the Facility Agent.

     6.   THE CRI ACCOUNTS

     6.1  PAYMENTS INTO THE CRI DISBURSEMENT ACCOUNT

     The Borrower shall ensure that the following amounts are paid directly into the CRI Disbursement Account:

     (a)  the proceeds of each Advance under the Loan Agreement; and

     (b) all contributions and other funds received by the Borrower from any of its shareholders (including in respect of any of the Bridge Notes or the Existing Notes).

     6.2  PAYMENTS OUT OF THE CRI DISBURSEMENT ACCOUNT

     (a) No amounts may be withdrawn from the CRI Disbursement Account without the prior approval of the Facility Agent.

     (b) Subject to Clause 6.3 (LIMITATIONS) the Borrower may from time to time prior to the Project Completion Date submit an Account Request (substantially in the form set out in Part IV of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the payment of funds standing to the credit of the CRI Disbursement Account to be applied in or towards:

          (i) on the first Business Day of each calendar month following receipt of the relevant Bank Instruction by the Accounts Bank, transfer to the CRI Operating Account of an amount such that, after giving effect to such transfer, the credit balance of the CRI Operating Account does not exceed the CRI Overheads which are due and payable or are projected (in the then current CRI Operating Budget) to be due and payable within the remainder of that calendar month and the Borrower shall apply amounts so transferred from the CRI Disbursement Account pursuant to this sub-Clause solely to pay such CRI Overheads;

          (ii) the Hedging Payment which is contemplated by the Hedging Agreement and approved by the Special Majority Lenders current on the date of the requested withdrawal by payment direct to the Hedging Bank;

         (iii) meeting premia in respect of the Political Risk Policy which is due for payment on the date requested for the disbursement with payment being made direct to the person or persons to whom the Borrower is required to pay such expenditure;

          (iv) meeting premia in respect of the Transport Risk Insurance Policy which is due for payment on the date requested for the disbursement with payment being made direct to the person or persons to whom the Borrower is required to pay such expenditure;

          (v) interest due for payment in respect of the Senior Facility and fees and expenses and other payments due in respect of any of the Finance Documents; and

          (vi) on the first Business Day of each calendar month following receipt of the relevant Bank Instruction by the Accounts Bank, transfer to the CAP(G) Disbursement Account in respect of advances under the CRI-CAP(G) Loan Agreement which advances are in turn to be advanced by CAP(G) to KKM under the CAP(G)-KKM Loan Agreement by payment direct to the KKM Proceeds Account.

     6.3  LIMITATIONS

     Any Account Request pursuant to Clause 6.2 (PAYMENTS OUT OF THE CRI DISBURSEMENT ACCOUNT) shall contain:

     (a) if in respect of Clause 6.2(b)(i) (PAYMENTS OUT OF THE CRI DISBURSEMENT ACCOUNT), a certification by the Borrower that the amount of the disbursement requested is to meet CRI Overheads which are due for payment in the relevant calendar month, and that the amount to be disbursed does not exceed the amount projected in the then current CRI Operating Budget to be paid at the relevant time;

     (b) a certification by the Borrower that no other amounts have been withdrawn from any Project Account to meet any expenses under Clause 6.2(b) (PAYMENTS OUT OF THE CRI DISBURSEMENT ACCOUNT);

     (c)  a statement briefly describing those expenses; and

     (d) where necessary, an irrevocable request on behalf of the Borrower to the Facility Agent to pay the amount directly to the specified recipient.

     6.4  PAYMENTS INTO THE CRI RECEIPTS ACCOUNT

     The Borrower and CAP(G) shall ensure that the following amounts are paid into the CRI Receipts Account:

     (a) all amounts due to the Borrower from CAP(G) under the CRI-CAP(G) Loan Agreement;

     (b)  all proceeds of the Political Risk Insurance;

     (c)  all Hedging Receipts; and

     (d) on each Reduction Date, a transfer from the CRI Debt Service Reserve Account to the extent the balance of that account is in excess of the Reserve Balance for the next succeeding six calendar months.

     6.5  PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT

     (a) No amounts shall be withdrawn from the CRI Receipts Account without the prior approval of the Facility Agent.

     (b) Subject to Clause 6.7 (LIMITATIONS) the Borrower may submit an Account Request (substantially in the form set out in Part VI of Schedule
1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the payment of moneys standing to the credit of the CRI Receipts Account to be applied in or towards:

          (i) meeting any premium in respect of the Political Risk Policy which is due for payment on the date requested for the disbursement with payment being made direct to the person or persons to whom the Borrower is required to pay the same;

          (ii) on the first Business Day of each month following receipt of the relevant Bank Instruction by the Accounts Bank, a transfer to the CRI Operating Account of an amount such that, after giving effect to such transfer, the credit balance of the CRI Operating Account does not exceed the CRI Overheads which are due and payable or are projected (in the then current CRI Operating Budget) to be due and payable during the remainder of such calendar month and the Borrower shall apply amounts transferred from the CRI Receipts Account solely to pay such CRI Overheads;

         (iii) making payment to the Facility Agent's Account of an amount equal to any costs, expenses and indemnities payable by the Accountholders, or any of them, to the Facility Agent, the Security Trustee, the Accounts Bank, the Arrangers or any of them under or in respect of any of the Finance Documents;

         (iii) on each Quarterly Date, a transfer to the CRI Debt
               Service Reserve Account to the extent the balance of that account is less than the Reserve Balance at that time; and

          (iv) making payment to the Facility Agent's Account of an amount equal to any fees, interest and principal repayments and prepayments (other than pursuant to Clause 7.6 of the Loan Agreement) due to the Finance Parties under or in respect of the Loan Agreement;

     (c) On each Reduction Date, the Facility Agent shall give a Bank Instruction to the Accounts Bank for all funds standing to the credit of the CRI Receipts Account at the end of the Payment Period immediately prior to such Reduction Date to be transferred to the Facility Agent's Account for application as a mandatory prepayment of the Loan pursuant to clause
7.6 of the Loan Agreement after deducting from such credit balance, an amount equal to:

          (i) the aggregate of those funds allocated for transfer pursuant to Bank Instructions received by the Accounts Bank in accordance with Clause 6.5(b) but not yet transferred;

          (ii) any CRI Overheads scheduled to be paid prior to the immediately succeeding Reduction Date (to the extent not otherwise allocated for payment pursuant to Clause
               6.5(b)(ii)); and

         (iii) any premia in respect of the Political Risk Policy scheduled to be paid prior to the immediately succeeding Reduction Date.

     6.6  AVAILABLE FUNDS

     To the extent that the credit balance of the CRI Receipts Account on any particular date is insufficient to make all payments due to be made from the CRI Receipts Account on or before that date pursuant to Clause 6.5(b) (PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT), the Facility Agent shall instruct the Accounts Bank in a Bank Instruction to apply the available funds in making the relevant payments or transfers in the order of priority set out in Clause 6.5(b)(i), (ii), (iii), (iv) and (v) (PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT).

     6.7  LIMITATIONS

     Any Account Request submitted pursuant to Clause 6.5(b) (PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT) shall contain:

     (a) if in respect of Clause 6.5(b)(ii) (PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT), a certification by the Borrower that the amount of the disbursement requested is to meet CRI Overheads which are due for payment within the relevant calendar month and that the amount to be disbursed does not exceed the amount projected in the then current CRI Operating Budget, to be paid, at the relevant time;

     (b) a certification by the Borrower that no other amounts have been withdrawn from any Project Account to meet any expenses under Clause 6.5(b);

     (c) a certification by the Borrower that no amounts have been withdrawn from the CRI Disbursement Account to meet the obligations of the Borrower under the Service Contract; and

     (d)  a statement briefly describing those expenses.

     6.8  CRI DEBT SERVICE RESERVE ACCOUNT

     (a) Subject to Clause 6.8(b), the Borrower shall at all times on and with effect from the Project Completion Date maintain a credit balance in the CRI Debt Service Reserve Account at least equal to the Reserve Balance.

     (b) If the Field Life Cover Ratio shall be no less than 2, the Loan Life Cover Ratio shall be no less than 1.75 and the Debt Service Cover Ratio shall be no less than 1.5 during the period in which the credit balance of the CRI Debt Service Reserve Account is below the Reserve Balance, such credit balance may remain below the Reserve Balance for two consecutive three month periods before breaching the provisions of Clause 6.8(a).

     (c) No amounts shall be withdrawn from the CRI Debt Service Reserve Account without the prior approval of the Facility Agent.

     (d) If the credit balance of the CRI Debt Service Reserve Account at the close of business on any Reduction Date exceeds the Reserve Balance for the immediately succeeding six calendar months, the Borrower may, by delivery of an Account Request (substantially in he form of Part VII of Schedule 1) to the Facility Agent (which shall give a Bank Instruction to the Accounts Bank)transfer such excess to the CRI Receipts Account.

     (e) The Facility Agent may at any time give a Bank Instruction to the Accounts Bank for the payment of funds standing to the credit of the CRI Debt Service Reserve Account to be applied in meeting payments to the Senior Lenders in respect of principal, fees, interest and indemnities scheduled or required to be paid to the Senior Lenders pursuant to the Finance Documents which the Facility Agent considers will not be met out of funds standing to the credit of the CRI Receipts Account.

     6.9  AUTHORISED INVESTMENTS

     On the last Business Day of each calendar month, the Borrower may submit an Account Request (substantially in the form attached as Part II of Schedule 1) to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the investment of part or all of the funds standing to the credit of the CRI Debt Service Reserve Account, the CRI Disbursement Account or the CRI Receipts Account at that time (subject to such funds exceeding $250,000) in Authorised Investments. On maturity of any Authorised Investment all proceeds from such Authorised Investments shall be credited to the CRI Debt Service Reserve Account, the CRI Disbursement Account or the CRI Receipts Account. The Facility Agent shall not be obliged to give a Bank Instruction pursuant to such an Account Request unless it is satisfied that the Authorised Investments are the subject of security in favour of the Security Trustee in form and substance satisfactory to the Facility Agent.

     7.   THE OPERATING ACCOUNTS

     7.1  PAYMENTS INTO THE KKM OPERATING ACCOUNTS AND THE CRI OPERATING
ACCOUNT

     The relevant Accountholder may submit an Account Request with respect to the KKM Proceeds Account, the CRI Disbursement Account or the CRI Receipts Account to the Facility Agent (which shall give a corresponding Bank Instruction to the Accounts Bank) for the transfer of moneys from the KKM Proceeds Account, the CRI Disbursement Account or the CRI Receipts Account to the KKM Dollar Operating Account or the CRI Operating Account, as the case may be, in the circumstances contemplated by, and in accordance with Clause 4.2(b)(ii) (PAYMENTS OUT OF THE KKM PROCEEDS ACCOUNT), Clause 6.2(b)(i) (PAYMENTS OUT OF THE CRI DISBURSEMENT ACCOUNT) and Clause 6.5(b)(ii) (PAYMENTS OUT OF THE CRI RECEIPTS ACCOUNT), but not otherwise.

     7.2  PAYMENTS OUT OF THE KKM OPERATING ACCOUNTS AND THE CRI OPERATING
ACCOUNT

     (a) Unless otherwise agreed by the Facility Agent, KKM may only make the following disbursements or transfers from the KKM Dollar Operating
Account:

          (i) disbursements of funds to meet KKM Permitted Expenses (including, without limitation, Capital Expenditure) contemplated in the then current budget and due and payable on the date requested for the disbursement with payment being made direct to the person or persons to whom KKM is required to pay such KKM Permitted Expenses; and

          (ii) subject to Clause 7.2(c) below, disbursements of funds to the KKM Tenge Operating Account in order to meet KKM Permitted Expenses which are due and payable in Tenge within seven days of such disbursement.

     (b) CRI may only make disbursements of funds from the CRI Operating Account to meet CRI Overheads contemplated in the then current CRI Operating Budget and due and payable on the date requested for the disbursement with payment being made direct to the person or persons to whom CRI is required to pay such Additional Permitted Expenses.

     (c) The Borrower and KKM may only make disbursements under this Clause 7.2 in or towards payment of KKM Permitted Expenses or CRI Overheads, as the case may be, to the extent that funds have not been withdrawn from any other Project Account to meet such expenses.

     8.   DEFAULT

     8.1  DEFAULT NOTICE

     (a) Notwithstanding any other provision of the Finance Documents and in addition to the rights and restrictions arising under Clause 8.2 (ENFORCEMENT), no amount may be withdrawn from any Charged Account without the prior written consent of the Facility Agent if a Default Notice has been delivered to the Accounts Bank unless the Accounts Bank has received a Default Revocation Notice relating to that Default Notice.

     (b) The Facility Agent may give a Default Notice to the Accounts Bank (with a copy to the Borrower) at any time when a Potential Event of Default or an Event of Default is subsisting. Once given, a Default Notice will continue in force until the Accounts Bank receives a Default Revocation Notice from the Facility Agent (with a copy to the Borrower). The Facility Agent shall give a Default Revocation Notice to the Accounts Bank (with a copy to the Borrower) (promptly upon being asked to do so by the Borrower) if, at the time the Facility Agent does so, no Potential Event of Default or Event of Default (whether or not the one in respect of which the Default Notice then in force was given) is subsisting, but the Facility Agent shall not be obliged to give any Default Revocation Notice unless so requested by the Borrower.

     (c) For the avoidance of doubt, the Accounts Bank shall not be obliged to comply with the terms of either a Default Notice or a Default Revocation Notice until it has received the same from the Facility Agent.

     8.2  ENFORCEMENT

     (a) Notwithstanding any other provision of the Financing Documents, the Security Trustee, acting on the instructions of the Facility Agent, may, at any time during the continuance of an Event of Default take any action with respect to the Charged Accounts in any manner it sees fit including:

          (i) instructing the Accounts Bank to sell or otherwise realise any Authorised Investments and pay the proceeds to related Project Account or otherwise as the Security Trustee may determine (acting on the instructions of the Facility Agent); and

          (ii) instructing the Accounts Bank to pay any amounts standing to the credit of any Charged Account to the Security Trustee for application in accordance with the provisions of clause 14 of the Security Trust Deed.

     The Accountholders acknowledge that if an Event of Default is continuing, the Security Trustee is entitled to apply amounts standing to the credit of any Charged Account as contemplated in this Clause 8.2.

     (b) The Accounts Bank shall promptly comply with an Instruction given by the Security Trustee as contemplated by this Clause 8.2 (without reference to any inconsistent request or instruction from any Accountholder or otherwise).

     (c) The Security Trustee may, during the continuance of an Event of Default, exercise its rights, acting on the instructions of the Facility Agent, under this Clause 8.2 as frequently as it considers appropriate.

     9.   GENERAL PROVISIONS RELATING TO THE PROJECT ACCOUNTS

     9.1  NO SECURITY INTERESTS

     (a)  None of the Accountholders shall at any time during the Security
Period:-

          (i) create or permit to subsist any Security Interest in all or any part of the Project Accounts or the Related Assets other than any Security Interest created by the Finance Documents; or

          (ii) assign, transfer or otherwise dispose of all or any part of its right or title to the Project Accounts or the Related Assets otherwise than in accordance with, or as permitted by, the terms of this Agreement.

     9.2  INSTRUCTIONS

     (a) The Accountholders and, to the extent necessary, all other parties to this Agreement, irrevocably and unconditionally instruct the Accounts Bank to act upon Instructions and to make any other appropriations, payments and transfers into or between any of the Project Accounts which this Agreement expressly provides should be made.

     (b) Any payments, transfers or withdrawals from any of the Project Accounts may only be made in accordance with the terms of this Agreement. No person other than the CAP(G), KKM or the Borrower (as provided in this Agreement), may give any instructions or requests to the Facility Agent for any such payments, transfers or withdrawals and no person may give any instruction to the Accounts Bank for any payment, transfer or withdrawal other than the Facility Agent, and in the case of any Instruction given pursuant to Clause 8.2, the Security Trustee.

     (c) (i) Except as expressly provided otherwise by this Agreement, the Accounts Bank shall, as soon as reasonably practicable after receipt, comply with the terms of an Instruction and may assume without enquiry that the person giving an Instruction is entitled to do so under the provisions of this Agreement and that Instruction is valid and given in accordance with the terms of this Agreement.

          (ii) Without prejudice to any Security Interest over the Charged Accounts acknowledged by the Accounts Bank, the Accounts Bank shall not have any responsibility for the subsequent application of any moneys paid from any Charged Account.

         (iii) Save for wilful misconduct or negligence, neither the Facility Agent nor the Accounts Bank shall be liable for any loss resulting from any delay or failure to implement an Account Request or Instruction or to make any other appropriation, payment or transfer required by this Agreement where such delay or failure results from:

               (A)  any act or omission on the part of any other party; or

               (B) there being insufficient time between receipt of an Account Request by the Facility Agent and the date on which any payment specified in such Account Request is required to be made; or

               (C) an Accounts Bank acting in accordance with a certificate or Instruction from the Security Trustee or the Facility Agent issued pursuant to this Agreement.

     9.3  CURRENCIES

     To the extent that the Accounts Bank receives, in respect of a Charged Account, any amount in a currency other than Dollars, the Accounts Bank shall if so requested by the Facility Agent, promptly convert such amount into Dollars in such manner as directed by the Borrower or, failing direction, in accordance with the Accounts Bank's normal practice and the Accounts Bank may charge its usual expenses with respect to such conversion. If the Accounts Bank is unable to convert any such amount into Dollars for any reason, it will, if permitted by applicable Law, deposit such amount in a suspense account at ABN AMRO Bank Kazakhstan Ltd., Almaty (or such other bank in Kazakhstan as the Accounts Bank may select from time to time ) and seek the instructions of the Facility Agent.

     9.4  INTEREST

     (a) Each of the Charged Accounts shall earn interest at such rate(s) as may be agreed from time to time among the Borrower, the Facility Agent and the Accounts Bank.

     (b) All interest earned on the balance standing to the credit of any Charged Account shall be credited to such Charged Account.

     9.5  RELIANCE ON CERTIFICATES

     (a) Any certificate or document (including an Account Request or Instruction) delivered pursuant to this Agreement shall be conclusive save in the case of manifest error, and the Facility Agent and the Accounts Bank shall be entitled to act in reliance on any certificate or document (including as aforesaid) so delivered.

     (b) The Security Trustee, after consulting the Borrower and the Facility Agent and acting on the instructions of the Facility Agent, and the Facility Agent, after consulting with the Borrower shall be entitled to correct what it considers, in its absolute discretion, to be manifest errors and to make non-material amendments which it considers, in its absolute discretion, to be necessary to give effect to the provisions of this Agreement, to any certificate or document of a kind referred to in Clause 9.5(a) and shall incur no liability for any resulting loss to any other party to this Agreement.

     (c) Neither the Accounts Bank nor the Security Trustee shall be obliged to enquire into any of the underlying transactions or to verify any of the contents of any certificate or document of a kind referred to in Clause 9.6(a).

     9.6  ACCESS TO RECORDS

     (a) Each Accountholder shall, on request from and without charge to Security Trustee or the Facility Agent, provide such party with copies of bank statements for any of the Project Accounts maintained in its name and such other information relating to transactions effected or to be effected on any of the Project Accounts as the Security Trustee or the Facility Agent may from time to time request.

     (b) Neither the Facility Agent, the Security Trustee nor the Accounts Bank shall disclose the contents of any statement or information received under this Agreement to any person, except as may be required under any applicable law or by any governmental authority, and other than to:

          (i)  any other party to this Agreement; or

         (ii)  any Finance Party; or

        (iii) where required, any financial or legal adviser or banker to such party,

provided that, before making any such disclosure, the disclosing party concerned shall obtain from any person (other than any person described in (i), (ii) or (iii) above) to whom it proposes to disclose the contents of any statements or information received under this Agreement (unless such person is bound by a duty of confidentiality imposed by law, regulation or practice by virtue of that person's profession or business) an undertaking that the person concerned shall keep confidential all documents or information disclosed to it.

     9.7  INFORMATION

     (a) To enable the Facility Agent and the Security Trustee to perform their respective obligations under this Agreement, each other party to this Agreement shall provide to the Facility Agent and the Security Trustee (upon request), such information as they shall reasonably require and neither the Facility Agent nor the Security Trustee shall be liable for any loss resulting from any delay or failure to perform its obligations under this Agreement, where such delay or failure results from a delay or failure to provide the Facility Agent or the Security Trustee, as the case may be, with any information so required by it.

     (b) The Facility Agent shall be entitled to rely upon the figures and limits contained in any Account Request given by any Accountholder.

     9.8  RESOLVING ADMINISTRATIVE PROBLEMS

     Notwithstanding any provision of the Transaction Documents to the contrary, the Facility Agent, the Security Trustee, the Accounts Bank and the relevant Accountholder may agree between themselves in writing rules governing any of the Project Accounts in order to resolve administrative problems and thereby facilitate the operation of this Agreement including, without limitation, rules governing the provision of information relating to Accounts, but no such rules shall be binding on the other parties to this Agreement without their respective prior written agreement.

     9.9  ACKNOWLEDGEMENTS

     (a) Each Accountholder acknowledges that neither any insufficiency of funds in the Project Accounts (or any of them), nor any inability to apply any funds in the Project Accounts (or any of them) against any or all amounts owing under any Finance Document, shall at any time limit, reduce or otherwise affect the Accountholders' payment obligations under any Finance Document.

     (b) For the avoidance of doubt, nothing in this Agreement shall in any way limit or affect any person's rights, or any restriction on any person's rights or actions, under any other Finance Document or be construed as permitting any person to take any action which would be prohibited by any provision of any other Finance Document.

     (c) Each party to this Agreement acknowledges that neither the Facility Agent, the Security Trustee nor the Accounts Bank shall incur any obligation or liability in circumstances where there are insufficient funds standing to the credit of any Account to make a payment in full which would otherwise have been made pursuant to the terms of this Agreement, including where Authorised Investments have been acquired out of funds standing to the credit of that Account.

     10.  REPRESENTATIONS AND WARRANTIES

     The Accountholders each represent and warrant to each of the other parties to this Agreement that:

     (a) this Agreement constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

     (b) the entry into and performance of this Agreement is within its powers;

     (c) the entry into and performance of this Agreement has been duly authorised by it;

     (d) this Agreement does not and will not breach its constitutional documents or any agreement by which such party is bound;

     (e) all consents and approvals required by it in relation to this Agreement and in relation to the opening and maintenance of the Project Accounts have been obtained and are in force and effect; and

     (f) each Project Account is free from Security Interests and third party rights other than in respect of the Security Interests created by or pursuant to the Finance Documents.

     11.  THE ACCOUNTS BANK

     11.1 ACCOUNTS BANK TERMS AND CONDITIONS

     The Accounts Bank shall act in accordance with the terms of this Agreement and the terms and conditions separately agreed between the Accounts Bank and the Accountholders with respect to the operation of the Charged Accounts provided that such terms and conditions shall not be inconsistent or conflict with the terms of this Agreement.

     11.2 WAIVER OF SET-OFF, ETC.

     The Accounts Bank confirms that:

     (a) each Project Account is and will be at all times maintained in the sole name of the Borrower, CAP(G) or KKM, as appropriate, and the Accounts Bank shall not recognise, or be in any way concerned with, any interest of any other person in (or in respect of) any of the Project Accounts held with it other than pursuant to the terms of this Agreement or the other Finance Documents or where required by applicable law in any relevant jurisdiction; and

     (b) it has neither claimed or exercised nor will it claim or exercise (except with the Security Trustee's prior written consent) any Security Interest, right of set-off, consolidation of accounts or counterclaim or any other right against or in respect of any of the Project Accounts held with it.

     11.3 CHANGE OF ACCOUNTS BANK

     (a) The Accounts Bank (and any successor Accounts Bank) may at any time resign by giving its written notice of resignation to the other parties to this Agreement. The Accounts Bank shall then deliver the funds held in the Charged Accounts to the successor Accounts Bank designated in writing by the Facility Agent (with the consent of the Borrower such consent not to be unreasonably withheld or delayed except if an Event of Default or Potential Event of Default is continuing, in which event no such consent shall be required), or failing such appointment within 60 days of the resignation of the Accounts Bank, to any court of competent jurisdiction, whereupon the Accounts Bank shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of any Accounts Bank will take effect on the earliest of:

          (i)  the appointment of a successor;

          (ii) the payment of funds into a court of competent jurisdiction;
               and

         (iii) the day which is three months after the date of delivery of its written notice of resignation to the other parties to this Agreement. If, at that time, such Accounts Bank has not received a designation of a successor Accounts Bank, such Accounts Bank's sole responsibility after that time shall be to keep the Charged Accounts until receipt of a designation of successor Accounts Bank or a joint written disposition instruction by the other parties to this Agreement or a final order of a court of competent jurisdiction.

     (b) In the event of its replacement or resignation, the resigning Accounts Bank shall be released from any obligations hereunder in respect of the Project Accounts maintained by it (save for liabilities and obligations accrued prior to the date of replacement or resignation) but it shall remain entitled to its rights (if any) under Clause 8 (GENERAL PROVISIONS RELATING TO THE PROJECT ACCOUNTS).

     11.4 FEES, ETC.

     The Borrower will pay to the Accounts Bank for its own account a fee as agreed in separate fee letters between the Borrower and the Accounts Bank.

     11.5 COSTS OF THE ACCOUNTS BANK

     (a) The Borrower shall pay to the Accounts Bank all reasonable costs, charges and expenses (including travelling expenses) of the Accounts Bank properly incurred in the negotiation, preparation and execution of this Agreement and in the exercise and performance of its rights, duties, powers, liabilities and obligations under this Agreement (in each case including but not limited to legal fees and any applicable stamp duty).

     (b) The Accountholders shall jointly and severally indemnify the Accounts Bank and keep it indemnified against all liabilities, costs, claims, penalties, taxes (other than taxes imposed on the net income of such Accounts Bank or the office or location through which it acts as Accounts Bank), proceedings, fines, demands, charges and expenses (including in each case value added tax and any similar tax charged or chargeable in respect of such costs, charges and expenses):

          (i) to which the Accounts Bank becomes subject by reason of being the Accounts Bank or properly incurred by it in its capacity as Accounts Bank; and

          (ii) in respect of any matter or thing done or omitted in any way relating to this Agreement,

provided that the indemnities contained in this Agreement shall not extend to any of the above where they are sustained or incurred by such Accounts Bank as a result of its negligence or wilful misconduct.

     12.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY

     12.1 REMEDIES AND WAIVERS

     Time is of the essence of each of the Accountholder's obligations under this Agreement but no failure to exercise, nor any delay in exercising, on the part of the Accounts Bank, the Security Trustee or the Facility Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. Any of the Accounts Bank, the Security Trustee or the Facility Agent may agree to any waiver of any of its rights or remedies under this Agreement on such terms as it sees fit.

     12.2 PARTIAL INVALIDITY

     If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any relevant jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Agreement under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreed in this Agreement.

     13.  NOTICES

     13.1 GIVING OF NOTICES

     (a) All notices or other communications shall be in writing addressed to the relevant party at its address specified in Schedule 3. A written notice includes a notice by telex or facsimile transmission.

     (b)  Any such notice shall be deemed to be given:

          (i)  if by personal delivery or letter, when delivered;

          (ii) if by telex, when despatched, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender's copy of the notice; and

         (iii) if by facsimile, when received.

     (c) However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

     13.2 ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to the this Agreement shall be in the English language or accompanied by a translation into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

     14.  AMENDMENTS

     This Agreement may not be amended except by an instrument in writing signed by each of the Facility Agent, the Security Trustee (acting on the instructions of the Facility Agent) and the Accountholders, provided that no amendment to this Agreement shall impose any additional obligations on the Security Trustee, the Facility Agent or the Accounts Bank without the affected party's prior written consent.

     15.  LAW AND JURISDICTION

     15.1 ENGLISH LAW

     This Agreement shall be governed by English law.

     15.2 JURISDICTION

     (a) For the exclusive benefit of the Finance Parties, each of the Accountholders irrevocably agrees that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together in this Clause 15 referred to as "proceedings") arising out of or in connection with this Agreement may be brought in such courts, subject to the option referred to in Clause 15.6 (ARBITRATION).

     (b) Each of the Accountholders irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in this Clause
15.2 and any claim that any such proceedings have been brought in an inconvenient or inappropriate forum and further irrevocably agrees that a judgment in any proceedings brought in the English courts shall be conclusive and binding upon each of the Accountholders and may be enforced in the courts of any other jurisdiction.

     (c) Nothing contained in this Clause 15.2 shall limit the right of a Finance Party to take proceedings against any of the Accountholders in any other court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

     15.3 PROCESS AGENT

     Each of the Accountholders hereby irrevocably and unconditionally:

     (a) appoints Law Debenture Corporate Services Limited, whose address is at Princes House, 95 Gresham Street, London EC2V 7LY, England as its process agent to receive, for and on its behalf, service of process in England in any proceedings with respect to any Finance Document;

     (b) agrees that failure by any such process agent to give notice of such process to it shall not impair the validity of such service or of any judgment based thereon; and

     (c) agrees that nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

     15.4 WAIVER OF IMMUNITY

     To the extent that any of the Accountholders may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Agreement, to claim for itself or any of its undertaking, properties, assets or revenues present or future any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and to the extent that in any such jurisdiction there may be attributed to any Accountholder any such immunity (whether or not claimed), each of the Accountholders hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law waives, any such immunity.

     15.5 CONSENT TO ENFORCEMENT

     Each of the Accountholders consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

     15.6 ARBITRATION

     If any dispute arises in relation to this Agreement, including any question as to existence, validity or termination, such dispute shall, at the option only of a Finance Party, be referred to and finally resolved by arbitration under the rules of the London Court of International Arbitration which are applicable at the time of reference to the arbitration and are deemed to be incorporated by reference into this Clause
15.6. Such arbitration shall take place in London, England and shall be conducted by three arbitrators, one of whom shall be nominated by the Borrower, one by the relevant Finance Party and the third to be agreed between the two arbitrators so nominated and in default he shall be nominated by the President of the London Court of International Arbitration. The language in which such arbitration shall be conducted shall be English. Any award rendered shall be final and binding on the parties thereto and may be entered into any court having jurisdiction or application may be made to such court for an order of enforcement as the case may require. No party may appeal to any court from any award or decision of the arbitral tribunal and, in particular, but without limitation, no applications may be made under section 45 of the Arbitration Act 1996 and no appeal may be made under section 69 of that Act.

     16.  TRANSFERS

     16.1 TRANSFERS BY THE BORROWER, KKM AND CAP(G)

     None of the Accountholders may assign, transfer, novate or dispose of any of, or any interest in, its rights or obligations under this Agreement.

     16.2 TRANSFERS BY THE SECURITY TRUSTEE

     The Security Trustee may not assign, transfer, novate or dispose of any of, or any interest in, its rights or obligations under this Agreement except in accordance with Clause 10 of the Security Trust Deed.

     16.3 TRANSFERS BY THE FACILITY AGENT

     The Facility Agent may not assign, transfer, novate or dispose of any of, or any interest in, its rights or obligations under this Agreement except in accordance with Clause 25.10 (RESIGNATION OF THE FACILITY AGENT) of the Loan Agreement.

     16.4 TRANSFERS BY THE ACCOUNTS BANK

     The Accounts Bank may not assign, transfer, novate or dispose of any of, or any interest in, its rights or obligations under this Agreement except in accordance with Clause 11.3 (CHANGE OF ACCOUNTS BANK).

     17.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.


     IN WITNESS WHEREOF the parties hereto have executed and delivered this Agreement on the date first above written.

                                   THE ACCOUNTHOLDERS

                                   SIGNED on behalf of
                                   CHAPARRAL RESOURCES, INC.


                                   by /S/ JAMES A. JEFFS
                                     -----------------------------
                                   Name:  James A. Jeffs
                                   Title: Co-Chairman

                                   In the presence of:

                                   /S/ MICHAEL B. YOUNG
                                   -----------------------------
                                   Name:  Michael B. Young


                                   SIGNED on behalf of
                                   CENTRAL ASIAN PETROLEUM (GUERNSEY)
                                   LIMITED


                                   by /S/ JAMES A. JEFFS
                                      -----------------------------
                                   Name:  James A. Jeffs
                                   Title: Director

                                   In the presence of:

                                   /S/ MICHAEL B. YOUNG
                                   -----------------------------
                                   Name:  Michael B. Young


                                   SIGNED on behalf of
                                   CLOSED TYPE JSC KARAKUDUKMUNAY


                                   by /S/ NIKOLAI D. KLINCHEV
                                      -----------------------------
                                   Name:  Nikolai D. Klinchev
                                   Title: General Director


                                   by /S/ RICHARD J. MOORE
                                      -----------------------------
                                   Name: Richard J. Moore
                                   Title: Finance Director

                                   THE FACILITY AGENT

                                   SIGNED on behalf of
                                   SHELL CAPITAL SERVICES LIMITED


                                   by /S/ MARK L.G. TURNER
                                     -----------------------------
                                   Name:  Mark L.G. Turner
                                   Title: Attorney-in-Fact

                                   In the presence of:

                                   /S/ ZURINA SABAR
                                   -----------------------------
                                   Name: Zurina Sabar


                                   SECURITY TRUSTEE

                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST CORPORATION
                                   p.l.c.
                                   was hereunto affixed in the presence of:


                                   by /S/ JULIAN MASON-JEBB
                                     -----------------------------
                                   Name: Julian Mason-Jebb
                                   Title: Director


                                   by /S/ CLIVE RAKESTROW
                                     -----------------------------
                                   Name:  Clive Rakestrow
                                   Title: Authorised Signatory


                                   ACCOUNTS BANK

                                   SIGNED on behalf of
                                   ABN AMRO BANK N.V.


                                   by /S/ B. RUBINGH
                                      -----------------------------
                                   Name:  B. Rubingh
                                   Title: Vice President


                                   by /S/ MARTIN SAUER
                                      -----------------------------
                                   Name:  Martin Sauer
                                   Title: Vice President


                                SCHEDULE 1

                             ACCOUNT REQUESTS

                                  PART I

                   FORM OF KKM PROCEEDS ACCOUNT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED
     as Facility Agent (the "Facility Agent")

cc:  Chaparral Resources, Inc.

                                                                     [Date]

Dear Sirs,

KKM PROCEEDS ACCOUNT REQUEST

                                <F1>EITHER

[1.  We refer to Clause 4.2(b)(i) of the Accounts Agreement dated [      ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby certify that:

     (a) the items (if any) listed in Schedule 1(a) to this Account Request constitute KKM Permitted Expenses which are to be paid in the amounts and on the dates set out opposite such items in
          Schedule 1(a) direct to the accounts of the relevant payees set out opposite such items in Schedule 1(a) to meet expenditures required to achieve Project Completion; and

     (b) each of the amounts set out in Schedule 1(a) do not exceed the amounts projected to be paid under the [Project Budget/KKM Operating Budget] on or before the dates set out in Schedule 1(a).

2. We hereby irrevocably request that the amounts set out opposite the items of expenses listed in Schedule 1(a) are transferred for value on the relevant dates from the KKM Proceeds Account to the relevant payees to meet such items of expenditure.

                                    OR

[1.  We refer to Clause 4.2(b)(ii) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and certify that:
_______________
<F1> Delete as applicable.

     (a) the items (if any) listed in Schedule 1(a) to this Account Request constitute KKM Permitted Expenses which are due and payable or are projected to be due and payable during the calendar month following receipt of the Bank Instruction corresponding to this Account Request; and

     (b) the amount set out in paragraph 2 below does not exceed the aggregate amount projected to be paid under the [Project Budget/ KKM Operating Budget] during the calendar month following receipt of this Account Request.

2. We hereby irrevocably request that on the first Business Day of the calendar month following receipt of the Bank Instruction corresponding
     to this Account Request, an amount equal to $[     ] be transferred
     from the KKM Proceeds Account to *[insert name of payee and account details][the KKM Dollar Operating Account] and on the eleventh Business Day of the calendar month following receipt of this Bank Instruction corresponding to this Account Request, an amount equal to
     $[     ] be transferred from the KKM Proceeds Account to *[insert name of relevant payee and account details][the KKM Dollar Operating
     Account].

*3. We confirm that *[no more than $100,000 is payable to a single recipient in respect of KKM Permitted Expenses.] *[an amount equal to or more than $100,000 is payable to [insert details of single recipient] and we instruct you to make such payment direct to the recipient in accordance with the request in paragraph 2 above].

*4. We confirm that the payment requested in paragraph 2 *[is not required to make payments of [Royalties][Project Taxes.] *[is required to make payments of [Royalties][Project Taxes] and we instruct you to make such payment direct to the recipient in accordance with the request in paragraph 2 above.]

                                    OR

[1.  We refer to Clause 4.2(b)(iii) of the Accounts Agreement dated [    ]
     2000 (the "Accounts Deed"), made between ourselves and others.

2. We hereby irrevocably request that on the first Quarterly Date following receipt of the Bank Instruction corresponding to this
     Account Request, an amount equal to $[     ] be transferred from the
     KKM Proceeds Account to the CAP(G) Receipts Account which will be applied in or towards meeting the Reserve Balance for the CRI Debt Service Reserve Account on the Project Completion Date.]

                                    OR

[1.  We refer to Clause 4.2(b)(iv) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and certify that:

     (a) the items (if any) listed in Schedule 1(a) to this Account Request constitute Additional Permitted Expenses which are due and payable during the period commencing on the Quarterly Date following receipt of the Bank Instruction corresponding to this Account Request and ending on the date falling immediately prior to the next succeeding Quarterly Date;

     (b) the amount set out in paragraph 2 below does not exceed the aggregate amount projected to be paid under the CRI Operating Budget during the relevant period.

2. We hereby irrevocably request that on the first Quarterly Date following receipt of the Bank Instruction corresponding to this
     Account Request, an amount equal to $[     ] be transferred from the
     KKM Proceeds Account to the CAP(G) Receipts Account.]

                                    OR

[1.  We refer to Clause 4.3(d) of the Accounts Agreement dated [     ] 2000
     (the "Accounts Deed"), made between ourselves and others and certify that the amount to be transferred from the KKM Proceeds Account in accordance with paragraph 2 below:

     (a) will be used to make payments permitted under Clause 17.9 of the Loan Agreement; and

     (b)  is equal to the Excess Funds available as at the Reduction Date.

2. We hereby irrevocably request that as soon as reasonably practicable and in any event for value within 30 days following the Reduction
     Date, an amount equal to $[     ] be transferred from  the KKM
     Proceeds Account.  $[     ] of the amount shall be transferred to the
     CAP(G) Receipts Account and $[     ] of the amount shall be
     transferred to [insert name of payee and account details].]

*[3/5]. In respect of the direct payment of [Additional Permitted Expenses][KKM Permitted Expenses], we certify that the amounts set out
          in Schedule 1(a) are:

     (a) [Additional Permitted Expenses][KKM Permitted Expenses] which [are][is] due and payable and [has][have] not been paid;

     (b) no amounts have been previously requested or withdrawn from any Project Account to meet such expenses; and

     (c) we attach a statement briefly listing the [Additional Permitted Expenses][KKM Permitted Expenses] and identifying the person to whom we are required to pay such amounts and confirm that the details in such list are accurate and correct.

*[4/6]. We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the
          terms of Clauses 4 of the Accounts Agreement.

*[5/7]. We confirm that no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CLOSED TYPE JSC KARAKUDUKMUNAY

*Delete as applicable.


               SCHEDULE 1(A) TO KKM PROCEEDS ACCOUNT REQUEST

[insert items constituting Additional Permitted Expenses, expenditures or KKM Permitted Expenses, as applicable, which are to be paid directly to the account of the recipient or to the Project Accounts]


                                SCHEDULE 1

                                  PART II

                        FORM OF INVESTMENT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "FACILITY
     AGENT")

                                                                     [Date]

Dear Sirs,

INSTRUCTION IN RESPECT OF PAYMENTS TO BE APPLIED TOWARDS AUTHORISED
INVESTMENTS

1.   We refer to Clause *[4.6] *[5.5] *[6.9] of the Accounts Agreement,
     dated [         ] 2000 (the "Accounts Deed"), made between and among
     ourselves and yourselves and others.

2.   We irrevocably request the transfer, on [DATE], of an amount equal to
     $ [         ] from the *[KKM Proceeds Account] *[CAP(G) Disbursement
     Account] *[CAP(G) Receipts Account] *[CRI Debt Service Reserve Account] *[CRI Disbursement Account] *[CRI Receipts Account] to [insert details of investment account].

3. We confirm that the credit balance of the *[KKM Proceeds Account] *[CAP(G) Disbursement Account] *[CAP(G) Receipts Account] *[CRI Debt Service Reserve Account] *[CRI Disbursement Account] *[CRI Receipts Account] at the date of this Account Request exceeds $250,000.

4. We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the terms of Clause *[4.6] *[5.5] *[6.9] of the Accounts Agreement.

5. We confirm that no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

*[CLOSED TYPE JSC KARAKUDUKMUNAY] *[CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED] *[CHAPARRAL RESOURCES, INC.]

*Delete as applicable.


                                SCHEDULE 1

                                 PART III

                FORM OF CAP(G) DISBURSEMENT ACCOUNT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "FACILITY
     AGENT")

                                                                     [Date]

Dear Sirs,

CAP(G) DISBURSEMENT ACCOUNT REQUEST

1. We hereby irrevocably request that for value on the first Business Day of the calendar month following receipt of the Bank Instruction
     corresponding to this Account Request an amount equal to $[     ] be
     transferred from the CAP(G) Disbursement Account to the KKM Proceeds Account in respect of advances under the CAP(G)-KKM Loan Agreement.

2. We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the terms of Clause
     5.2 of the Accounts Agreement.

3. We confirm that no Potential Event of Default or Event of Default is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED




                                SCHEDULE 1

                                  PART IV

                 FORM OF CRI DISBURSEMENT ACCOUNT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "FACILITY
     AGENT")

                                                                     [Date]

Dear Sirs,

CRI DISBURSEMENT ACCOUNT REQUEST

                                EITHER<F2>

[1.  We refer to Clause 6.2(b)(i) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby certify that:

     (a) the items (if any) listed in Schedule 1(a) to this Account Request constitute CRI Overheads which are due and payable or projected to be due and payable during the calendar month following receipt of the Bank Instruction corresponding to this Account Request; and

     (b) the amount set out in paragraph 2 below does not exceed the aggregate amount projected to be paid under the CRI Operating Budget during the calendar month following receipt of the Bank Instruction corresponding to this Account Request.

2.   We hereby irrevocably request that for value on [DATE]] an amount
     equal to $[      ] be transferred from the CRI Disbursement Account to
     the CRI Operating Account to meet the expenses referred to in paragraph 1 above.

                                    OR

[1.  We refer to Clause 6.2(b)(ii) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[     ] be transferred from the CRI Disbursement Account to
     Deutsche Bank AG, New York Branch [insert details of account] in respect of the Hedging Payment which is due and payable as contemplated under the Hedging Agreement.]

                                    OR
_______________
<F2> Delete as applicable.

[1.  We refer to Clause 6.2(b)(iii) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[     ] be transferred from the CRI Disbursement Account to
     [insert name of payee and account details] in respect of premiums which are due for payment under the Political Risk Policy.]

                                    OR

[1.  We refer to Clause 6.2(b)(iv) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[     ] be transferred from the CRI Disbursement Account to
     [insert name of payee and account details] in respect of premiums which are due for payment under the Transportation Risk Insurance Policy.]

                                    OR

[1.  We refer to Clause 6.2(b)(v) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[     ] be transferred from the CRI Disbursement Account to
     [insert name of payee and account details] in respect of interest due for payment under the Senior Facility and fees and expenses due for payment in respect of any of the Finance Documents.]

                                    OR

[1.  We refer to Clause 6.2(b)(vi) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[     ] be transferred from the CRI Disbursement Account to
     [insert name of payee and account details] in respect of advances under the CRI-CAP(G) Loan Agreement which advances are in turn to be advanced by CAP(G) to KKM under the CAP(G)-KKM Loan Agreement.]

[2/3.]    We certify that:

     (a) no amounts have been previously requested or withdrawn from any Project Account to meet any of the expenses detailed above; and

     (b) no amounts have been withdrawn from the CRI Disbursement Account to meet any of our obligations under the Service Contract.

[3/4.] We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the
          terms of Clause 6 of the Accounts Agreement.

[4/5.] We confirm that no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CHAPARRAL RESOURCES INC.


             SCHEDULE 1(A) TO CRI DISBURSEMENT ACCOUNT REQUEST

[insert items constituting CRI Overheads which are to be paid directly to the account of the recipient or to the CRI Operating Account]




                                SCHEDULE 1

                                  PART V

                         FORM OF INSURANCE REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "Facility
     Agent")

                                                                     [Date]

Dear Sirs,

INSURANCE REQUEST

1. We refer to Clause 4.2(c) of the Accounts Agreement dated [ ] 2000 (the "Accounts Deed"), made between ourselves and others and hereby certify that:

     (a)  the items (if any) listed in Schedule [1     ] attached to this
          Account Request constitute Insurance Proceeds to which Clause 7.7(a) of the Loan Agreement apply;

     (b)  the items (if any) listed in Schedule [2     ] attached to this
          Account Request constitute Insurance Proceeds to which Clause 7.7(b)(i) of the Loan Agreement apply;

     (c)  the items (if any) listed in Schedule [3     ] attached to this
          Account Request constitute Insurance Proceeds to which Clause 7.7(b)(ii)(A) of the Loan Agreement apply;

     (d)  the items (if any) listed in Schedule [4     ] attached to this
          Account Request constitute Insurance Proceeds to which Clause 7.7(b)(ii)(B) of the Loan Agreement apply; and

     (e)  the items (if any) listed in Schedule [5     ] attached to this
          Account Request constitute Insurance Proceeds in respect of third-party liabilities and the provisions of Clause 7.7(b)(iii) of the Loan Agreement have been complied with.

2. We irrevocably request you to transfer, as soon as is reasonably practicable, and in any event for value on [DATE]]:

     (a)  with respect to the items listed in the attached Schedule [ 1 ],
          $[           ] from the KKM Proceeds Account to the CAP(G)
          Receipts Account;

     (b)  with respect to the items listed in the attached Schedule [ 2 ],
          $[            ] from the KKM Proceeds Account to [insert name of
          payee and details of account];

     (c)  with respect to the items listed in the attached Schedule [ 3 ],
          $[         ] from the KKM Proceeds Account to [insert name of
          payee and account details];

     (d)  with respect to the items listed in the attached Schedule [ 4 ],
          $[     ] from the KKM Proceeds Account to [insert name of payee
          and details of account]; and

     (e)  with respect to the items listed in the attached Schedule [ 5 ],
          $[        ] from the KKM Proceeds Account to [insert name of
          payee and details of account].

3.   We certify that:

     (a) in respect of any transfer contemplated under paragraph 2(b) above, the Facility Agent has approved the application of such Insurance Proceeds to the recipient named therein;

     (b) in respect of the transfer contemplated under paragraphs 2(c) and 2(d) above, the amount of the disbursement is required to meet the costs of any reinstatement, replacement or repair which is due for payment on the date of the requested disbursement and the amount disbursed does not exceed the Insurance Proceeds available to meet such costs on or before such date;

     (c) in respect of the transfer contemplated under paragraph 2(e) above, the amount of the disbursement is required to meet the costs of third party liabilities which are due for payment on the date of the requested disbursement and the amount disbursed does not exceed the Insurance Proceeds available to meet such costs on or before such date;

     (d) the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the terms of Clauses 4.2(c) and 4.4 of the Accounts Agreement;

     (e) no other amounts have been previously requested and withdrawn from any Project Account to meet the payments contemplated by this Account Request; and

     (f) no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement. This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CLOSED TYPE JSC KARAKUDUKMUNAY


                                SCHEDULE 1

                                  PART VI

                   FORM OF CRI RECEIPTS ACCOUNT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "FACILITY
     AGENT")

                                                                     [Date]

Dear Sirs,

CRI RECEIPTS ACCOUNT REQUEST

                                EITHER<F3>

[1. We refer to Clause 6.5(b)(i) of the Accounts Agreement dated [ ] 2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal to $[ ] be transferred from the CRI Receipts Account to [insert name of payee and account details] in respect of premiums which are due for payment under the Political Risk Policy;]

                                    OR

[1.  We refer to Clause 6.5(b)(ii) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby certify that:

     (a) the items (if any) listed in Schedule 1(a) to this Account Request constitute CRI Overheads which are due and payable during the calendar month following receipt of the Bank Instruction corresponding to this Account Request; and

     (b) the amount set out in paragraph 2 below does not exceed the aggregate amount projected to be paid under the CRI Operating Budget during the relevant period.

2.   We hereby irrevocably request that for value on [DATE]] an amount
     equal to $[      ] be transferred from the CRI Receipts Account to the
     CRI Operating Account.

                                    OR

[1.  We refer to Clause 6.5(b)(iii) of the Accounts Agreement dated [    ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[      ] be transferred from the CRI Receipts Account to the
     Facility Agent [insert details of Facility Agent's account] in respect of any costs, expenses and indemnities payable by the Accountholders, or any

_______________
<F3> Delete as applicable.

     of them, to the Facility Agent, the Security Trustee, the Accounts Bank, the Arranger or any of them under or in respect of any of the Finance Documents.]

                                    OR

[1.  We refer to Clause 6.5(b)(iv) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby certify that the amount set out in paragraph 2 below is required to ensure that the balance in the CRI Debt Service Reserve Account is at least equal to the Reserve Balance.

2.   We hereby irrevocably request that for value on [DATE] an amount equal
     to $[      ] be transferred from the CRI Receipts Account to the CRI
     Debt Service Reserve Account.]

                                    OR

[1.  We refer to Clause 6.5(b)(v) of the Accounts Agreement dated [     ]
     2000 (the "Accounts Deed"), made between ourselves and others and hereby irrevocably request that for value on [DATE]] an amount equal
     to $[      ] be transferred from the CRI Disbursement Account to the
     Facility Agent [insert details of Facility Agent's account] in respect of [fees/interest/ principal repayments/prepayments] due to the Finance Parties under or in respect of the Loan Agreement.]

[2/3/5.]  We certify that:

     (a) no amounts have been previously requested and withdrawn from any Project Account to meet the expenses contemplated by this Account Request;

     (b) no amounts have been withdrawn from the CRI Disbursement Account to meet our obligations under the Service Contract; and

[3/4/6.] We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the
          terms of Clause 6.5 of the Accounts Agreement.

[4/5/6.] We confirm that no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CHAPARRAL RESOURCES, INC.

* Delete as applicable.


               SCHEDULE 1(A) TO CRI RECEIPTS ACCOUNT REQUEST

[insert items constituting CRI Overheads which are to be paid directly to the account of the recipient.]




                                SCHEDULE 1

                                 PART VII

                 FORM OF CRI DEBT SERVICE ACCOUNT REQUEST

To:  SHELL CAPITAL SERVICES LIMITED as Facility Agent (the "Facility
     Agent")

                                                                     [Date]

Dear Sirs,

DEBT SERVICE ACCOUNT REQUEST

1.   We refer to Clause 6.8 of the Accounts Agreement dated [        ] 2000
     (the "Accounts Deed"), made between ourselves and others.

2. We hereby certify that the amount requested to be transferred from the Debt Service Reserve Account to the CRI Receipts Account in accordance with paragraph 3 constitutes the credit balance of the CRI Debt Service Reserve Account which is in excess of the Reserve Balance.

3.   We irrevocably request the payment for value on [DATE]] of $[       ]
     from the CRI Debt Service Account to the CRI Receipts Account.

4. We confirm that the payments requested in this Account Request, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the terms of Clause
     6.8 of the Accounts Agreement.

5. We confirm that no Potential Event of Default or Event of Default is continuing under the Finance Documents other than as specified below.

     Unless otherwise defined herein, defined terms used in this Account Request have the meaning provided in the Accounts Agreement.

     This Account Request is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CHAPARRAL RESOURCES, INC.


                                SCHEDULE 1

                                 PART VIII

                   FORM OF KKM EMERGENCY ACCOUNT REQUEST



To:  SHELL CAPITAL SERVICES LIMITED (the "Facility Agent").

Cc:  CHAPARRAL RESOURCES, INC.



Dear Sirs,

BANK INSTRUCTION

1.   We refer to Clause 4.2(d) the Accounts Agreement dated [            ]
     2000 (the "Accounts Deed") made between, amongst others, ourselves as an Accountholder, yourselves as Facility Agent and ABN AMRO Bank N.V., London Branch as Accounts Bank (the "Accounts Bank").

2.   We hereby irrevocably request that an amount equal to $[            ]
     be transferred from the KKM Proceeds Account to [insert name of payee and account details].

3.   We  certify that:

     (a) the amount of the disbursement requested in paragraph 2 above is to pay for emergency expenditures permitted pursuant to clause 17.14(b) of the Loan Agreement which are due for payment on the date of this Bank Instruction;

     (b) *[the amount to be disbursed, when aggregated with all other amounts previously disbursed pursuant to clause 17.14(b) of the Loan Agreement, does not exceed, in aggregate, $300,000] *[the amount to be disbursed, when aggregated with all other amounts previously disbursed pursuant to clause 17.14 (b) of the Loan Agreement does exceed, in aggregate, $300,000 and the Facility Agent has countersigned this Bank Instruction];

     (c) no other amounts have been withdrawn from any Project Account to meet any such expenses; and

     (d) we attach a statement briefly listing the expenses and identifying the person to whom we are required to pay such amounts and confirm that the details in such list are accurate and correct.

4. We confirm that the payments requested in this Bank Instruction, and the application of such payments, will not result in a contravention of the Finance Documents and are consistent with the terms of Clauses 4.2(d) and 4.4 of the Accounts Agreement.

5. We confirm that no Potential Event of Default or Event of Default has occurred and is continuing under the Finance Documents.

     Unless otherwise defined herein, defined terms used in this Bank Instruction have the meaning provided in the Accounts Agreement.

     This Bank Instruction is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

CLOSED TYPE JSC KARAKUDUKMUNAY

* Delete as applicable.





                                SCHEDULE 1

                                PART IX(A)

                         FORM OF BANK INSTRUCTION

To:  ABN AMRO BANK N.V., LONDON BRANCH as Accounts Bank (the "Accounts
     Bank")

Cc:  CHAPARRAL RESOURCES, INC.
     [CLOSED TYPE JSC KARAKUDUKMUNAY]

Dear Sirs,

BANK INSTRUCTION

We refer to the Accounts Agreement dated [            ] 2000 (the "Accounts
Deed") made between, amongst others, ourselves as Facility Agent and yourselves as Accounts Bank.

1. We confirm that we have received the attached request in respect of *[KKM Proceeds Account / CAP(G) Disbursement Account / CRI Debt Service Reserve Account / CRI Disbursement Account / CRI Receipts Account / KKM Emergency Account] Request (the "REQUEST") from *[ the Borrower / KKM / CAP(G)].

                                    OR

[2.  Pursuant to Clause 4.3 of the Accounts Agreement we irrevocably
     instruct you to transfer from account number [               ], the
     KKM Proceeds Account,  to account number [                    ], the
     CAP(G) Receipts Account,  an amount equal to $[               ]
     representing the KKM Credit Balance [after deduction of an amount of
     $[     ] representing Excess Funds] for  value on [Date].]

                                    OR

[2.  Pursuant to Clause 4.2(d) of the Accounts Agreement we irrevocably
     instruct you to transfer from account number [                    ],
     the KKM Proceeds Account,  to the [insert details of payee and account
     details] an amount equal to $[               ] to meet emergency
     expenditure permitted to be incurred pursuant to Clause 17.14(b) of the Loan Agreement for value on [DATE].]

                                    OR

[2.  Pursuant to Clause 5.2 of the Accounts Agreement we irrevocably
     instruct you to transfer from account number [                    ],
     the CAP(G) Receipts Account, to account number [                  ],
     the CRI Receipts Account, an amount equal to $[               ]
     representing all funds standing to the credit of the CAP(G) Receipts Account for value on [Date].]

                                    OR

[2.  Pursuant to Clause 6.5(c) of the Accounts Agreement we irrevocably
     instruct you to transfer from account number [                    ],
     the CRI Receipts Account, to the Facility Agent [insert details of
     Facility Agent's account] an amount equal to $[               ] as a
     mandatory prepayment of the Loan pursuant to clause 7.6 of the Loan Agreement for value on [DATE].]

                                    OR

[2.  Pursuant to Clause 6.8(e) of the Accounts Agreement we irrevocably
     instruct you to transfer from account number [                    ],
     the CRI Debt Service Reserve Account, to the Facility Agent [insert
     details of Facility Agent's account] an amount equal to $[          ]
     representing the shortfall in funds standing to the credit of the CRI Receipts Account to meet payments due to the Senior Lenders under the Finance Documents for value on [DATE].]

*[2/3.] We irrevocably instruct you to make the payments for value on [DATE]] *[on the next Reduction Date] *[on the next Quarterly
Date]
          and otherwise in accordance with the Request and Clause 3.2 of the
          Accounts Agreement.

     Unless otherwise defined herein, defined terms used in this Bank Instruction have the meaning provided in the Accounts Agreement.

     This Bank Instruction is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

SHELL CAPITAL SERVICES LIMITED
as Facility Agent

* Delete as applicable.


                                SCHEDULE 1

                                PART IX(B)

                         FORM OF BANK INSTRUCTION

To:  ABN AMRO BANK N.V., LONDON BRANCH as Accounts Bank (the "Accounts
     Bank")

Cc:  CHAPARRAL RESOURCES, INC.
     [CLOSED TYPE JSC KARAKUDUKMUNAY]

Dear Sirs,

INVESTMENT INSTRUCTION

We refer to the Accounts Agreement dated [           ] 2000 (the "Accounts
Deed") made between, amongst others, ourselves as Facility Agent and yourselves as Accounts Bank.

1.   We confirm that we have received the attached Investment Request.

2. We have consented to the Investment Request and have agreed to the payment being made from the *[KKM Proceeds Account / CAP(G) Disbursement Account / CAP(G) Receipts Account / CRI Debt Service Reserve Account / CRI Disbursement Account / CRI Receipts Account] and we irrevocably instruct you to make the payment for value on [DATE]] and otherwise in accordance with the Investment Request and Clause 3.2 of the Accounts Agreement.

3. We also confirm that the Security Trustee will receive satisfactory security in accordance with the terms of the Accounts Agreement in respect of amounts invested as Authorised Investments pursuant to this Instruction.

     Unless otherwise defined herein, defined terms used in this Instruction have the meaning provided in the Accounts Agreement.

     This Instruction is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

SHELL CAPITAL SERVICES LIMITED
as Facility Agent

* Delete as applicable.


                                SCHEDULE 2

                      DEFAULT AND ENFORCEMENT NOTICES

                                  PART I

                              DEFAULT NOTICE

To:  ABN AMRO BANK N.V. LONDON BRANCH as Accounts Bank

cc:  CHAPARRAL RESOURCES, INC.

                                                                     [Date]

Dear Sirs,

DEFAULT NOTICE

1.   We refer to Clause 8.1 (Default Notices) of the Accounts Agreement
     dated [          ], 2000 (the "Accounts Deed") made between ourselves
     and others.

2. We hereby inform you that * [a Potential Event of Default/Event of Default] is subsisting.

3. We hereby instruct you, unless you receive our express written consent to the contrary, not to withdraw any amount from any Charged Account upon the instruction or request of the Borrower whilst this Default Notice is in force.

4. This Default Notice shall remain in force until you receive a Default Revocation Notice from us.

     Unless otherwise defined herein, defined terms used in this Instruction have the meaning provided in the Accounts Agreement.

     This Instruction is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

SHELL CAPITAL SERVICES LIMITED
as Facility Agent

* Delete as applicable.


                                SCHEDULE 2

                                  PART II

                     FORM OF DEFAULT REVOCATION NOTICE

To:  ABN AMRO BANK N.V. LONDON BRANCH as Accounts Bank

cc:  CHAPARRAL RESOURCES, INC. as Borrower

                                                                     [Date]

Dear Sirs,

DEFAULT REVOCATION NOTICE

1.   We refer to Clause 8.1 (Default Notices) of the Accounts Agreement
     dated [            ] (the "Accounts Deed"), 2000, made between
     ourselves and others and the Default Notice addressed to you dated [ ] a copy of which is attached to this notice.

2. We hereby revoke the Default Notice referred to in paragraph 1 with effect commencing upon the date of this Default Revocation Notice.

     Unless otherwise defined herein, defined terms used in this Instruction have the meaning provided in the Accounts Agreement.

     This Instruction is governed by and shall be construed in accordance with the laws of England.

Yours faithfully,

 ...........................................

For and on behalf of

SHELL CAPITAL SERVICES LIMITED
as Facility Agent



                                SCHEDULE 3

                          ADDRESSESS FOR NOTICES

(a)  The address and facsimile number of the Borrower is:

     Chaparral Resources, Inc.,
     16945 Northchase Drive, Suite 1440
     Houston, Texas 77060, USA.
     Attention:     President
     Facsimile:     (281) 877 0985

or such other as the Borrower may notify to the other parties by not less than five Business Days' notice.

(b)  The address and facsimile number of CAP(G) is:

     Central Asian Petroleum (Guernsey) Limited,
     c/o Chaparral Resources, Inc.,
     16945 Northchase Drive, Suite 1440
     Houston, Texas 77060, USA.
     Attention:     President
     Facsimile:     (281) 877 0985

or such other as CAP(G) may notify to the other parties by not less than five Business Days' notice.

(c)  The address and facsimile number of KKM is:

     Closed Type JSC Karakudukmunay
     Microdistrict 3, Building 82,
     Aktau, Republic of Kazakhstan.
     Attention:
     Facsimile:     (7-3292) 518 336

     Cc: the Borrower

or such other as KKM may notify to the other parties by not less than five Business Days' notice.

(d)  The address and facsimile number of the Facility Agent is:

     Shell Capital Services Limited,
     Shell Centre,
     London SE1 7NA
     Attention:     The Financial Controller
     Facsimile:     44 207 934 7058

or such other as the Facility Agent may notify to the other parties by not less than five Business Days' notice.

(e)  The address and facsimile number of the Accounts Bank is:

     ABN AMRO Bank N.V., London Branch,
     250 Bishopsgate
     London EC2M 4AA
     Attention:     Accounts Administration Department
     Facsimile:     00 44 207 678 6690

or such other as the Accounts Bank may notify to the other parties by not less than five Business Days' notice.

(f)  The address and facsimile number of the Security Trustee is:

     The Law Debenture Trust Corporation p.l.c.
     Princes House, 95 Gresham Street,
     London EC2V 7LY
     Attention:     The Manager, Trust Management
     Facsimile:     44 (0)20 7696 5261/7606 0643
     Telex:         888347/8956803

or such other as the Security Trustee may notify to the other parties by not less than five Business Days' notice.




                             TABLE OF CONTENTS

                                                                       PAGE

1.   Definitions and Construction . . . . . . . . . . . . . . . . . .    2
     1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . .    2
     1.2  Certain References  . . . . . . . . . . . . . . . . . . . .    4
     1.3  The Table of Contents and the Headings. . . . . . . . . . .    5

2.   Establishment of the Project Accounts. . . . . . . . . . . . . .    5
     2.1  Establishment of the Charged Accounts . . . . . . . . . . .    5
     2.2  Location of Charged Accounts. . . . . . . . . . . . . . . .    5
     2.3  Establishment of the KKM Operating Accounts . . . . . . . .    5
     2.4  Establishment of the CRI Operating Account. . . . . . . . .    6
     2.5  Currency of the Project Accounts. . . . . . . . . . . . . .    6
     2.6  Transfers between Project Accounts. . . . . . . . . . . . .    6
     2.7  Additional Accounts . . . . . . . . . . . . . . . . . . . .    6
     2.8  Other Bank Accounts . . . . . . . . . . . . . . . . . . . .    7
     2.9  Account Facilities  . . . . . . . . . . . . . . . . . . . .    7

3.   Account Requests and Instructions  . . . . . . . . . . . . . . .    7
     3.1  Submission of Instructions and Account Requests . . . . . .    7
     3.2  Payment Procedure . . . . . . . . . . . . . . . . . . . . .    8

4.   The KKM Proceeds Account . . . . . . . . . . . . . . . . . . . .    8
     4.1  Payments into the KKM Proceeds Account. . . . . . . . . . .    8
     4.2  Payments out of the KKM Proceeds Account. . . . . . . . . .    8
     4.3  Investment Recovery . . . . . . . . . . . . . . . . . . . .   10
     4.4  Limitations . . . . . . . . . . . . . . . . . . . . . . . .   11
     4.5  Available Funds . . . . . . . . . . . . . . . . . . . . . .   12
     4.6  Authorised Investments. . . . . . . . . . . . . . . . . . .   12

5.   The CAP(G) Accounts. . . . . . . . . . . . . . . . . . . . . . .   13
     5.1  Payments into the CAP(G) Disbursement Account . . . . . . .   13
     5.2  Payments out of the CAP(G) Disbursement Account . . . . . .   13
     5.3  Payments into the CAP(G) Receipts Account . . . . . . . . .   13
     5.4  Payments out of the CAP(G) Receipts Account . . . . . . . .   13
     5.5  Authorised Investments. . . . . . . . . . . . . . . . . . .   14

6.   The CRI Accounts . . . . . . . . . . . . . . . . . . . . . . . .   14
     6.1  Payments into the CRI Disbursement Account. . . . . . . . .   14
     6.2  Payments out of the CRI Disbursement Account. . . . . . . .   14
     6.3  Limitations . . . . . . . . . . . . . . . . . . . . . . . .   15
     6.4  Payments into the CRI Receipts Account. . . . . . . . . . .   15
     6.5  Payments out of the CRI Receipts Account. . . . . . . . . .   16
     6.6  Available Funds . . . . . . . . . . . . . . . . . . . . . .   17
     6.7  Limitations . . . . . . . . . . . . . . . . . . . . . . . .   17
     6.8  CRI Debt Service Reserve Account. . . . . . . . . . . . . .   17
     6.9  Authorised Investments. . . . . . . . . . . . . . . . . . .   18

7.   The Operating Accounts . . . . . . . . . . . . . . . . . . . . .   18
     7.1  Payments into the KKM Operating Accounts and the CRI
          Operating Account . . . . . . . . . . . . . . . . . . . . .   18
     7.2  Payments out of the KKM Operating Accounts and the CRI
          Operating Account . . . . . . . . . . . . . . . . . . . . .   19

8.   Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     8.1  Default Notice  . . . . . . . . . . . . . . . . . . . . . .   19
     8.2  Enforcement . . . . . . . . . . . . . . . . . . . . . . . .   20

9.   General Provisions Relating to the Project Accounts. . . . . . .   20
     9.1  No Security Interests . . . . . . . . . . . . . . . . . . .   20
     9.2  Instructions. . . . . . . . . . . . . . . . . . . . . . . .   20
     9.3  Currencies. . . . . . . . . . . . . . . . . . . . . . . . .   21
     9.4  Interest. . . . . . . . . . . . . . . . . . . . . . . . . .   22
     9.5  Reliance on certificates. . . . . . . . . . . . . . . . . .   22
     9.6  Access to records . . . . . . . . . . . . . . . . . . . . .   22
     9.7  Information . . . . . . . . . . . . . . . . . . . . . . . .   23
     9.8  Resolving administrative problems . . . . . . . . . . . . .   23
     9.9  Acknowledgements. . . . . . . . . . . . . . . . . . . . . .   23

10.  Representations and Warranties . . . . . . . . . . . . . . . . .   24

11.  The Accounts Bank. . . . . . . . . . . . . . . . . . . . . . . .   24
     11.1 Accounts Bank Terms and Conditions. . . . . . . . . . . . .   24
     11.2 Waiver of set-off, etc. . . . . . . . . . . . . . . . . . .   24
     11.3 Change of Accounts Bank . . . . . . . . . . . . . . . . . .   25
     11.4 Fees, etc.  . . . . . . . . . . . . . . . . . . . . . . . .   25
     11.5 Costs of the Accounts Bank. . . . . . . . . . . . . . . . .   25

12.  Remedies and waivers, partial invalidity . . . . . . . . . . . .   26
     12.1 Remedies and Waivers. . . . . . . . . . . . . . . . . . . .   26
     12.2 Partial Invalidity. . . . . . . . . . . . . . . . . . . . .   26

13.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     13.1 Giving of Notices . . . . . . . . . . . . . . . . . . . . .   26
     13.2 English Language. . . . . . . . . . . . . . . . . . . . . .   27

14.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

15.  Law And Jurisdiction . . . . . . . . . . . . . . . . . . . . . .   27
     15.1 English Law . . . . . . . . . . . . . . . . . . . . . . . .   27
     15.2 Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . .   27
     15.3 Process Agent . . . . . . . . . . . . . . . . . . . . . . .   28
     15.4 Waiver of Immunity  . . . . . . . . . . . . . . . . . . . .   28
     15.5 Consent to Enforcement. . . . . . . . . . . . . . . . . . .   28
     15.6 Arbitration . . . . . . . . . . . . . . . . . . . . . . . .   28

16.  Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     16.1 Transfers by the Borrower, KKM and CAP(G) . . . . . . . . .   29
     16.2 Transfers by the Security Trustee . . . . . . . . . . . . .   29
     16.3 Transfers by the Facility Agent . . . . . . . . . . . . . .   29
     16.4 Transfers by the Accounts Bank. . . . . . . . . . . . . . .   29

17.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .   29

Schedule 1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
     FORM OF KKM PROCEEDS ACCOUNT REQUEST . . . . . . . . . . . . . .   32
     FORM OF INVESTMENT REQUEST . . . . . . . . . . . . . . . . . . .   37
     FORM OF CAP(G) DISBURSEMENT ACCOUNT REQUEST. . . . . . . . . . .   38
     FORM OF CRI DISBURSEMENT ACCOUNT REQUEST . . . . . . . . . . . .   39
     FORM OF INSURANCE REQUEST. . . . . . . . . . . . . . . . . . . .   43
     FORM OF CRI RECEIPTS ACCOUNT REQUEST . . . . . . . . . . . . . .   45
     FORM OF CRI DEBT SERVICE ACCOUNT REQUEST . . . . . . . . . . . .   48
     FORM OF KKM Emergency Account Request. . . . . . . . . . . . . .   49
     FORM OF BANK INSTRUCTION . . . . . . . . . . . . . . . . . . . .   51
     FORM OF BANK INSTRUCTION . . . . . . . . . . . . . . . . . . . .   53

Schedule 2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
     DEFAULT NOTICE . . . . . . . . . . . . . . . . . . . . . . . . .   54
     FORM OF DEFAULT REVOCATION NOTICE. . . . . . . . . . . . . . . .   55

Schedule 3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
     ADDRESSESS FOR NOTICES . . . . . . . . . . . . . . . . . . . . .   56